Corporate Presentation of Company following acquisition of Adgero (“Kintara Therapeutics”) June 2020 Copyright © 2020 DelMar Pharmaceuticals Inc. Exhibit 99.1

Forward Looking Statements and Confidentiality Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein or made in the course of the presentation are based on current expectations but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the consummation of the merger, including DelMar's ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; whether the combined business of Adgero and DelMar will be successful; the DelMar’s ability to develop, market and sell products based on its technology; the expected benefits and efficacy of DelMar’s products and technology; the availability of substantial additional funding for DelMar to continue its operations and to conduct research and development, clinical studies and future product commercialization; and, DelMar’s business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in DelMar Pharmaceuticals’ filings with the SEC, including the registration statement on Form S-4 related to the proposed merger with Adgero, its Current Reports on Form 8-K, Form 10-Q’s and most recent Form 10-K filing. DelMar Pharmaceuticals Inc. does not undertake to update these forward-looking statements made. Persons receiving this presentation are hereby reminded of the confidentiality provisions and non-trading restrictions that they are subject to pursuant to a written Confidentiality Agreement that such persons have delivered for the benefit of DelMar Pharmaceuticals Inc. and Adgero Biopharmaceuticals Holdings, Inc.

Overview DelMar Pharmaceuticals, Inc. (Nasdaq: DMPI) intends to acquire Adgero Biopharmaceuticals Holdings, Inc. Publicly-traded Oncology-focused company with two late-stage therapeutics for multiple oncology indications with unmet medical needs Both compounds developed through significant number of clinical studies resulting in well-established safety profiles and extensive historical data Leveraging major prior investments in development of VAL-083 and REM-001 Compelling investment opportunity with significant near-term value generating milestones

Transaction Summary DelMar to acquire Adgero and change its name to Kintara Therapeutics via an all share exchange transaction Ownership upon completion of the merger: DelMar: 50.5% Adgero: 49.5% Board composition: 7 total members 4 designated by DelMar 2 designated by Adgero 1 to be mutually selected

Unlocking Value Through Diversified and Reduced Risk Portfolio Strategy 1GlobalData November 2018 2Charles River Associates April 2018 Two late-stage, Phase 3-ready therapeutics for clear unmet medical needs with reduced risk development programs Glioblastoma Multiforme (GBM): Adaptive design registration (Phase 2/3) trial through AGILE/GCAR – VAL-083 Cutaneous Metastatic Breast Cancer (CMBC): Phase 3 protocol includes small confirmatory lead in trial (15 patients) with early assessment readout – REM-001 >$1B estimated market opportunity in GBM (>$800M1) and CMBC (~$500M2) Additional potential opportunities include indications with existing Orphan designations and/or approved INDs Ovarian Cancer (VAL-083); Basal Cell Carcinoma Nevus Syndrome (REM-001); Hemodialysis Grafts (REM-001) Bolstered clinical development and domain expertise with the combination of DelMar and Adgero leadership

Phase 3-Ready Therapeutics VAL-083 – First-in-class, small molecule, DNA-targeting agent Lead Indication Glioblastoma multiforme (GBM) REM-001 – Second-generation photodynamic therapy Lead Indication Cutaneous Metastatic Breast Cancer (CMBC) Both compounds risk reduced through: Significant previous investment in development Advanced manufacturing status Proven biological and tumor effecting activity Well-characterized molecules with significant safety databases Approximately 1,100 patients in each safety database

Kintara Product Pipeline – Multiple Shots on Goal IND Preclinical Phase 3 Phase 1 Phase 2 REM-001 VAL-083 Registrational Study (GCAR/AGILE) in newly-diagnosed and recurrent patients Fifteen patient confirmatory study leading into Pivotal Study ODD = Orphan Drug Designation FTD = Fast Track Designation STTR = NIH Small Business Technology Transfer Grant Filed Hemodialysis Arteriovenous (AV) Access ODD STTR Ovarian Cancer ODD Glioblastoma multiforme ODD FTD Recurrent Basal Cell Carcinoma Nevus Syndrome ODD Cutaneous Metastatic Breast Cancer

VAL-083: GBM Opportunity GBM provides major market opportunity due to high unmet medical need >$800M market opportunity growing to $1.4B in 20271 Planned Registrational study through Global Coalition for Adaptive Research (GCAR) GBM AGILE Program FDA approved adaptive design study MGMT methylation biomarker status screening optimizes patient selection and improves likelihood of success 1GlobalData November 2018 VAL-083 demonstrates activity in a wide range of cancer cell lines, including pediatric and adult GBM cell lines and GBM cancer stem cells.

VAL-083: Clinical Data - Ongoing Phase 2 Studies Newly Diagnosed Trial Arm* - Sun Yat-sen University Cancer Center Median progression free survival (PFS) [historical comparator temozolomide at 6.9 months PFS] 30 mg/m2/day (n=25): 8.7 (CI 6.0-12.0) months; (treatment dose for GCAR GBM AGILE Study) All patients (n=29): 8.7 (CI 6.4-11.2) months Recurrent Trial Arm* - MD Anderson Cancer Center Median Overall Survival (mOS) [historical comparator Lomustine at 7.2 months mOS] 30 mg/m2/day dose (n=27): 8.5 (CI 5.7-14.3) months (treatment dose for GCAR GBM AGILE Study) All patients (n=72): 7.1 (CI 5.8-9.9) months Enrollment Status* Newly diagnosed – enrollment complete at 29 patients Recurrent – 72 of planned 83 patients enrolled Adjuvant – 25 of planned 36 patients enrolled *Open label Phase 2 studies in unmethylated patients; data from AACR Posters June 2020

VAL-083: Expedited Development and Registration Pathway Collaboration with the Global Coalition for Adaptive Research (GCAR) Adaptive Global Innovative Learning Environment (AGILE) Study International effort in newly diagnosed and recurrent glioblastoma Master Protocol with three experimental arms versus a common control Primary endpoint: overall survival Adaptive design: learn (Stage 1) to confirm (Stage 2) in support of regulatory filing Patients (150 to 200 maximum) stratified by three subtypes Newly-diagnosed methylated Newly-diagnosed unmethylated Recurrent Capital flexibility with tranched clinical trial costs ($25M total) $15M for stage 1 (from private placement proceeds) $10M for stage 2 (to be provided from future financing sources)

GCAR/AGILE Advantages Program led by KOLs with strong regulatory endorsement FDA letter of support VAL-083 invited as additional treatment arm in study Bayer’s Regorafenib already announced as part of study Exclusive to three treatment arms Rapid study startup and patient enrollment 24 US sites currently enrolling patients Additional sites including expansion to EU, Canada and China anticipated in second half 2020 Anticipate first patient enrolled five months from contract signature Results in significant potential savings in cost and time Shared control group contains costs and improves robustness of study GCAR’s industry leading partners and vendors not typically available to smaller biotechs Turnkey solution provides optimal registration pathway "Platform trials can accelerate the time from discovery in the laboratory to implementation in the clinic. GBM AGILE will raise the bar for all clinical trials." Janet Woodcock, M.D. Director of the Center for Drug Evaluation and Research U.S. Food and Drug Administration https://www.businesswire.com/news/home/20190619005230/en/Global-Coalition-Adaptive-Researchs-Innovative-Clinical-Trial

External Validation and Financial Support from NBTS and NFCR Support in the form of $500,000 Loan National Brain Tumor Society (NBTS) National Foundation for Cancer Research (NFCR) We are supporting the inclusion of VAL-083 in GBM AGILE adaptive clinical trial platform as it is consistent with our mission to support research for, and ultimately enable delivery of, effective treatments to patients with brain tumors. We are particularly pleased to lend our support to VAL-083 given the significant unmet medical need that exists for patients with GBM. Sujuan Ba President & Chief Executive Officer National Foundation for Cancer Research David Arons Chief Executive Officer National Brain Tumor Society We are dedicated to facilitating the development of therapies for all cancers, and are pleased to lend our support to VAL-083’s participation in GBM AGILE. We are very hopeful that the knowledge established from VAL-083 in GBM AGILE can be insightful for other cancers – giving patients hope for treatments that are best suited for their care.

REM001: CMBC Overview Affects up to 40,000 patients in the U.S.1 CMBC is a highly morbid form of breast cancer characterized by unrelenting progression of multiple cutaneous tumor masses, especially following mastectomy Clinical aspects Lesions may spread to chest wall, neck and back Continuous bleeding, infections and lesions are often malodorous Narcotics for pain control Some patients may become homebound, depressed and suicidal Current therapies are limited Chemotherapy: generally non-responsive Radiation: dose limiting toxicities, lesions are often refractory to radiation 1Source (a): Saika et al, 2009; Kamaraju et al, 2016; Vano-Galvan et al, 2009; GlobalData Report on Metastatic Breast Cancer; Schoenlaub et al, 2001

REM-001: Advantages Second Generation Photodynamic Therapy - Selective, Localized Outpatient Treatment Drug infused, accumulates in tumors Activated by simple red light Robust mechanism of action Creates oxygen radicals Similar to radiation but avoids permanent damage Favorable properties Clinical data indicates robust clinical safety and efficacy profile Limited photosensitivity (days vs. months with first generation photosensitizers) REM-001 selectively eliminates tumor tissue Modern, synthetic manufacturing process to meet current regulatory requirements Superior Key attributes (treatment depth, treatment timepoint, tumor selectivity)

REM-001: High Response Rates in CMBC Extensive data from prior Phase 2/3 clinical trials 149 patients treated in these trials 80% complete response rate in evaluable lesions Prior sponsor trial design issues Many patients forced to drop out if chemo restarted Used high dose, delayed post-treatment healing Did not use CRO to manage trial Adgero optimized trial design Leverages high response rates Overcomes prior design issues Confirmatory trial design, reduced time/cost Complete Response Rate of Evaluable Lesions Prior Clinical Trials

REM-001 CMBC Phase 3 Preparation Complete Identified pathway for smaller and faster trial design for higher likelihood of success Leveraging a lower dose through a confirmatory lead in to create a better overall opportunity Prepared and filed a full Phase 3 protocol (including 15-patient confirmatory lead in) Obtained positive FDA feedback regarding CMC amendment Manufacture of the regulatory starting material and active pharmaceutical ingredient completed Updated analytical methods required for CMC amendment, release, and stability testing of API Documentation package and engineering runs underway

REM-001: CMBC Overview and Market Opportunity ~$500M market opportunity1 Demonstrated 80% complete responses across four Phase 2/3 studies treating 149 CMBC patients Optimized trial design focusing on and leveraging very high complete response rates (Phase 3 trial design does not preclude chemotherapy, radiation or surgery) Phase 3 Trial Design Lead in portion of confirmatory study: ~$7M for manufacturing and 15-patient study Pivotal portion of the study: ~$20M to $30M for 100-patient study 1Charles River Associates April 2018

Additional Pipeline Opportunities VAL-083 Follow-on Indications Ovarian Cancer Non-Small Cell Lung Cancer Other Solid Tumors REM-001 Follow-on Indications Recurrent Basal Cell Carcinoma Nevus Syndrome Hemodialysis Arteriovenous (AV) Access Locally Advanced Basal Cell Carcinoma (laBCC) Other Cutaneous Metastatic Cancers Peripheral Lung Cancer

Barriers to Competition GBM Orphan drug designation in US & EU Seven years market exclusivity after approval in US 10 years market exclusivity after approval in Europe Sixteen patent families Claims to methods of use, dosing and administration, combinations, manufacturing, analytical methods, and mechanism of action Thirteen US granted patents and twenty patents granted worldwide Expiry dates range from 2031 to 2038 Ovarian Orphan Drug Designation in US New Chemical Entity Five years data exclusivity after approval in US 8+2+1 Regime in Europe Combination Product Regulatory Pathway REM-001 and Laser Device Follow-on Indication Orphan Drug Designations in US Basal cell carcinoma nevus syndrome (BCCNS) Hemodialysis access grafts VAL-083 REM-001

Recent Achievements Recent efforts by DelMar and Adgero set the stage for Kintara success DelMar: Materially reduced cash burn Optimized VAL-083 dosing regimen across all patient populations Benefitted from accelerated enrollment in ongoing clinical trials Expanded MDACC Phase 2 GBM study to include adjuvant stage patients Completed enrollment in first-line unmethylated Phase 2 GBM study Selected to participate in groundbreaking GCAR GBM Agile adaptive design registration study Highly respected and prominent GBM Scientific Advisory Board Adgero: Developed enhanced clinical development plan for REM-001 Leveraging lower dose through confirmatory lead in study Improved trial design to optimize number of evaluable patients Filed Phase 3 protocol (including 15-patient confirmatory lead in) for CMBC Completed preparatory work to commence study Advanced CMC efforts including updated analytical methods

Near-Term Targeted Major Milestones1 1Pending sufficient financing in Q3, 2020 Q4 2020 VAL-083: First Patient Enrolled - GCAR GBM AGILE Registration Study VAL-083: Top Line Results - Phase 2 Newly Diagnosed GBM Study VAL-083: Top Line Results - Phase 2 Recurrent GBM Study Q1 2021 VAL-083: Top Line Results - Phase 2 Adjuvant GBM Study Q2 2021 REM-001: Confirmatory Trial Results - CMBC Q1 2022 VAL-083: Graduation from Stage 1 to Stage 2 - GCAR GBM AGILE Registration Study REM-001: Complete Phase 3 Enrollment - CMBC

Senior Leadership Team Saiid Zarrabian President and CEO CEO of DelMar since November 2017; previously served as Chairman and Board Member of La Jolla Pharmaceutical Company, as President of the Protein Production Division of Intrexon Corporation, as CEO and member of the Board of Cyntellect, Inc, as President and COO of Senomyx, Inc., as COO of Pharmacopeia, Inc. and as President & COO of its MSI Division; has served on numerous private and public company boards, including at Immune Therapeutics, Inc., Exemplar Pharma, LLC, Ambit Biosciences Corporation, eMolecules, Inc., and Penwest Pharmaceuticals Scott Praill CFO CFO of DelMar since January 2013; previously consulted with multiple companies including DelMar; served as Director of Finance for Inflazyme Pharmaceuticals; worked at PricewaterhouseCoopers LLP for four years and completed a CPA in 1996 Dennis Brown CSO DelMar founder, and Chief Scientific Officer since January 2013; served as a member of Board of Directors from February 2013 to April 2018; more than thirty years of successful drug discovery and development experience; B.A. in Biology and Chemistry, M.S. in Cell Biology, Ph.D. in Radiation and Cancer Biology John Liatos Senior VP, Bus Dev Interim CEO of Adgero since April 2018; prior to joining Adgero, was the co- founding partner at Aceras BioMedical, LLC., a healthcare-focused investment firm; responsible for business development, overall formation, and business strategy of Aceras and its portfolio companies Greg Johnson Senior VP, Operations 28 years of international clinical research and drug development experience at contract research and biotech organizations; M.Sc. in Clinical Research; Project Management Professional (PMP) certification; Fellow of the Institute of Clinical Research (FICR) Steve Rychnovsky VP, R&D Co-founder and VP of Operations & Product Development of Adgero; experienced in all aspects of Adgero's photodynamic therapy technology; played a key role in development of Adgero's business strategy and implementation of plans for the development and commercialization of REM-001

GBM Scientific Advisory Board Dr. Napoleone Ferrara University of California, San Diego World renowned scientist and Distinguished Professor of Pathology and a Distinguished Adjunct Professor of Ophthalmology and Pharmacology Dr. John de Groot MD Anderson Cancer Center ad interim Chairman of the Department of Neuro-Oncology Dr. Timothy Cloughesy David Geffen School of Medicine (UCLA) Professor of Neurology UCLA Brain Research Institute and Jonsson Comprehensive Cancer Center Member Dr. David Reardon Dana-Farber Cancer Institute Clinical Director of the Center for Neuro-Oncology Harvard Medical School Professor of Medicine Dr. Nicholas Butowski UCSF Medical Center Neuro-oncologist Brain Tumor Center Director of Translational Research in Neuro-Oncology and Researcher CMBC Scientific Advisory Board Thomas S. Mang, PhD University at Buffalo (UB), School of Dental Medicine Director of Research for Oral and Maxillofacial Surgery Department Recognized PDT expert and prior clinical work with REM-001 Therapy Stephen B. Solomon, MD Memorial Sloan Kettering Hospital Chairman, Interventional Radiology and Co-Director, Image-Guided Intervention Specializes in image-guided interventions in cancer Leonard A. Farber, MD Weill Cornell Hospital Radiation Oncologist Specialties include adult radiation oncology for breast cancer patients Experience in treating CMBC and recurrent basal cell carcinoma

Investment Highlights Highly risk reduced, Late Stage Oncology focused company with: Two Phase 3 ready assets in indications with significant unmet medical need Phase 3 protocols ready for clinical trial initiation ~$500M to $800M market opportunity1,2 for lead indications Multiple near-term value accretive clinical milestones Multiple US/EU Orphan Drug Designations as well as Fast Track for lead indication Highly validated compounds enabled via significant prior investments: Validated efficacy in lead indications, including extensive clinical data Over 1,100 patient safety database for each molecule Late stage manufacturing status 1GlobalData November 2018 2Charles River Associates April 2018

Corporate Headquarters 12707 High Bluff Dr., Suite 200 San Diego, CA 92130 USA Clinical Operations 3475 Edison Way, Suite R Menlo Park, CA 94025 USA

Developing Advanced Oncology Therapies for Rare Unmet Medical Needs Copyright © 2020 DelMar Pharmaceuticals Inc.

Additional Information and Where to Find It This press release is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This press release relates to the proposed merger of DelMar and Adgero. In connection with the proposed merger, DelMar has filed a registration statement on Form S-4, which includes a document that serves as a prospectus and proxy statement of DelMar (the "proxy statement/prospectus"), and DelMar will file other documents regarding the proposed merger transaction with the U.S. Securities and Exchange Commission (the "SEC"). No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to DelMar's stockholders. Investors and security holders will be able to obtain these documents (when available) free of charge from the SEC's website at www.sec.gov. The documents filed by DelMar with the SEC may also be obtained free of charge from DelMar by requesting them by mail at DelMar Pharmaceuticals, Inc., 12707 High Bluff Drive, Suite 200, San Diego, CA 92130. Participants in the Solicitation DelMar and its respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies from DelMar stockholders in respect of the proposed merger transaction. Information about DelMar's directors and executive officers is available in DelMar's proxy statement, filed June 2, 2020 for the 2020 Annual Meeting of Stockholders, DelMar's Annual Report on Form 10-K for the fiscal year ended June 30, 2019, which was filed with the SEC on September 9, 2019 and DelMar's Current Report on Form 8-K filed on September 9, 2019. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC and DelMar as indicated above. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Appendix

Photodynamic Therapy Mechanisms of Action PDT induces elimination of diseased cells by immune response, apoptosis, antiangiogenesis and necrosis

VAL-083 Mechanism of Action

VAL-083's unique cytotoxic mechanism circumvents MGMT-mediated chemoresistance and differentiates it from other therapies used in the treatment of GBM, including TMZ.

Mechanism of VAL-083 via crosslinks at N^7 of guanine



DNA
DNA
DNA
DNA

2 guanine bases on DNA *VAL-083* *VAL-083 – interstrand crosslink (ICL)*

Mechanism of temozolomide (TMZ) via alkylation at O^6 of guanine



$+ H_2O$
$- CO_2$
DNA
Me
DNA

temozolomide converts to active state (MTIC) at physiological pH *guanine base on DNA* *alkylation of O^6 guanine*

VAL-083's unique mechanism of action creates inter-strand DNA cross-links at the N^7 position of guanine, resulting in double-strand DNA breaks and cancer cell death via apoptosis

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